# PARKERVISION

2012 Corporate Presentation

*This document shall not constitute an offer to sell or the solicitation of an offer to buy securities of ParkerVision, Inc. (the "Company").*

*This presentation may contain forward-looking statements that involve risks and uncertainties. All statements, other than statements of fact, included in this presentation, including with limitation, statements regarding potential future plans and objectives of the Company, are forward-looking statements. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks" and "estimates" and similar expressions are intended to identify such forward-looking statements. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; successful product development activities and deployment; competition; unexpected changes in technologies and technological advances; the outcome of litigation; and the ability to obtain adequate financing in the future. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosure detailed in certain of the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K, filed on March 30, 2012, available at http://www.sec.gov. The Company assumes no obligation to update the information contained in this presentation.*

ParkerVision

# PARKERVISION OVERVIEW

## PARKERVISION BUSINESS:

- Sector - wireless
- Leading innovator of fundamental wireless technology; breakthrough in RF transceivers – current focus mobile devices
- Investing in wireless R&D since mid-90's -- invested >$200 million
- Target customers – wireless chipset vendors and mobile product OEMS
- Technology provides fundamental advances for today's 3G/4G cellular networks & other wireless apps to achieve cost, size, and performance in mass produced products



1.38 -0.11 (-7.38%)

As of 4/25/12

Nasdaq: PRKR
Mkt Cap: $105 million
Shrs Out: 76 million

Headquarters: Jacksonville, FL
Employees: ~50

# PARKERVISION OVERVIEW

PARKERVISION & THE INDUSTRY:

- Business status – RF transmit chips under evaluation with key potential OEM
- Patent portfolio: world leading, vitally important portfolio
- Industry/Competition
  - Competition largely based on technology differentiation
  - Requires intellectual property protection to compete
  - Business model: have always offered licensing or producing chipsets depending on customer needs
  - Qualcomm is largest competitor in initial target market


ParkerVision

Headquarters:
7915 Baymeadows Way, Suite 400
Jacksonville, FL 32256

Engineering:
1035 Greenwood Blvd, Suite 173
Lake Mary, FL 32746

ParkerVision

# PARKERVISION OVERVIEW

## VALUE PROPOSITION:


Potential for operational breakthrough by current OEM evaluation
Competitive position protected by extensive and valuable patent portfolio
>$200 million investment to date
Fully prepared to protect intellectual property to compete on level playing field
Deep value innovator providing core technology fundamental to today's wireless chipsets
ParkerVision
Robust management team – proven history of commercial & technology leadership

# SUCCESSFUL TRACK RECORD & PIONEERING LEADERSHIP



Starts Advanced Wireless division to focus on new RF technologies in 1995
Acquired Signal Technologies adding significant RFIC talent to team in 2000
Refocused efforts on licensing activities with transmitter technology in 2005
VIA Telecom license and Partnership for CDMA RF begins in 2007
Lawsuit filed against Qualcomm in 2011 Engaged McKool Smith as lead litigator
Company taken public in 1993 based on video tracking technology
ParkerVision
Wireless Chip Business and Licensing
190 patents
Broadcast/Production
Retail Wi-Fi
ParkerVision founded in 1989
22 patents
Expanded video business to include broadcast -production equipment and technologies
Broadcast/ production division sold to Thomson / Grass Valley in 2004
Retail business closed in 2005 after proving technology in volume products
Parker Electronics
32 patents
Parker Electronics sold to United Technologies - Carrier in 1989
UTC/Carrier HVAC
Shipped millions of HVAC control products worldwide
Thomson Grass Valley
Broadcast studio products in > 100 TV Studios and 1000's of tracking cameras in education, corp., etc.

ParkerVision

# INDUSTRY DYNAMICS, SIZE AND GROWTH POTENTIAL

# WIRELESS CONVERGENCE

This is a world of wireless convergence -
ParkerVision's technology applies to every application that use RF transceivers


Network

ParkerVision

# THE MOBILE-CONNECTED & CELLPHONE MARKETS

## MOBILE-CONNECTED DEVICES

- #1 – Wireless became #1 semiconductor industry in 2011 – surpassing $60 billion in revenue
- >7 Billion - The number of mobile devices will exceed the world's population by end of 2012
- 25% – By 2016: 25% of mobile users will have more than one mobile-connected device


Millions
10,000
9,000
8,000
7,000
6,000
5,000
2011
2012
2013
2014
2015
2016
6,916
6,991
7,066
7,141
7,215
7,287
7,469
7,830
8,126
8,498
8,802
9,109
World Poulation (M)
Wireless Connections (M)


Global Semiconductor Spending by Top OEMs for the Wireless and Computer Application Markets (Billions of U.S. Dollars)
$80.0
$60.0
$40.0
$20.0
$0.0
2009
2010
2011
2012
2013
Wireless
Computers

Sources: iSuppli, npg.org, Cisco

ParkerVision

## THE MOBILE-CONNECTED & CELLPHONE MARKETS

### CELLPHONE MARKET

- Largest global consumer device market
- 1.6 billion units sold annually: 2010
- 1.9 billion units annually predicted: 2013
- CAGR 2009-2013: 12.18%



Top-Tier Cellular Chip Vendor Rank by 2010 Revenue
Qualcomm 23%
TI 14%
Infineon 8%
ST-ER 7%
MediaTek 7%
Broadcom 6%
Samsung 4%
Maxim 3%
Renesas 3%
RFMD 3%
STMicro 2%
Skyworks 2%
Omnivision 2%
Marvell 2%
Aptina 2%
Freescale 2%
Other 9%
Cypress 1%
Avago 1%
Synaptics 1%
National 1%
Triquint 2%
Sony 1%
CSR 1%
Toshiba 1%
Spreadtrum 1%

### ANNUAL CELLPHONE SHIPMENTS GLOBALLY



Units Shipped (Millions)
500
1,000
1,500
2,000
1,597
1,662
1,735
1,918
2010
2011
2012
2013

THE WORLD CONNECTED

ParkerVision

Sources: fwdconcepts.com and various industry reports

# PARKERVISION CHIPS UNDER EVALUATION

## FABLESS SEMICONDUCTOR PROVIDER

- Developed 3G (CDMA) high efficiency transmitter IC's – reduces heat and extends battery life for 3G mobile handsets



Baseband Processor
ParkerVision RF
VIA Telecom
CBP 7.1
ParkerVision

- Chips currently under evaluation on large mobile handset OEM's phone board

- ParkerVision believes its technologies are essential for 4G mobile devices where heat, power consumption, and multimode requirements further challenge wireless product OEM's in devices such as mobile handsets, tablets, laptops, etc.

4G Worldwide Subscriber Forecast Millions of Subscribers



350
300
250
200
150
100
50
0
WiMax
LTE
2009
2010
2011
2012
2013
2014

Source: electricpig.co.uk

# PARKERVISION'S RF TRANSMITTER TECHNOLOGY

# ParkerVision RF Transmitter Technology

## ADVANCEMENT IN RF TRANSMISSION

**B1 + B2**

### TRANSMITTERS AND POWER AMPLIFIERS

Reinvented the building blocks of RF transmit chains – solving problems that continue to plague the industry:

1) Significantly reduces current consumption of the most power consuming mobile phone sub-system – the RF transmit chain which…

2) Reduces heat from phone internals to allow phone manufacturers to meet desired form factors without giving up product reliability and…

3) Provides a unified technology capable of producing a multitude of different radio standards in order to reduce redundant parts and cost



Antenna
Receiver
A
B1
B2
To Baseband Processor
Power Amplifier
RF Transceiver
Transmitter
Traditional RF System



ParkerVision Single Chip Complete RF Transmitter

## THE PROBLEM: TRADITIONAL LINEAR ANALOG RF TRANSMIT CHAINS

### TRADITIONAL TECHNOLOGIES

- Transmit chains used in today's cell phones use traditional linear analog RF components
- The same basic analog RF circuits have been used for decades while only the materials to build the analog RF circuits have improved


Baseband
Transceiver
PA

- Analog RF circuits consume more power and generate more heat as the RF signal transmitted becomes more complex to provide for more users and faster data rates – 2G…2.5G…3G…3.5G…4G…


3G/4G NETWORKS
+
DATA APPLICATIONS
+
PHONE COMPLEXITY
= BATTERY LIFE

## PARKERVISION'S RF SOLUTION

### PARKERVISION'S ADVANCED TECHNOLOGY

- Replaces the traditional analog linear transmitter and PA with a…
  - High-efficiency
  - Non-linear switching
  - RF Power Transmitter
  - Consumes less power and generates less heat
  - Delivers excellent RF signal quality


Baseband
ParkerVision
RF Solution

MARKET NEED / SOLUTION

ParkerVision

# PARKERVISION RF CHIP LOWERS COST OF PHONE PRODUCTION


ParkerVision
Eliminates parts
$
Enables reduced manufacturing cost

# PARKERVISION RF = LOW HEAT FOR THIN PHONES


Low heat = Thin Phones
ParkerVision
Traditional RF Transmitter
Chains Generate More Heat
During Max Signal Output

WORLD'S MOST ADVANCED RF

ParkerVision

# PHONES RUN LONGER


3
1
2
ParkerVision
Phones run longer – the battery in the phone operates for talk/data use like a larger battery
Savings is like getting a baseband processor that uses no power during talk/data
3
1
2

# COMPETITIVELY PAIRED WITH VIA CHIPS FOR EVDO FEATURE/SMART PHONES


VIA Telecom
CBP 7.1
ParkerVision

**Reference design for use with VIA 7.1 baseband processors**

**World's most advanced RF delivers superior performance with VIA based solutions**

WORLD'S MOST ADVANCED RF

ParkerVision

## PARKERVISION'S TRANSMIT TECHNOLOGY

### ADVANCED NON-LINEAR RF ARCHITECTURE

- Unifies RF modulation / power amplification while taking advantage of non-linear techniques
- Redefines RF efficiency and linearity relationship
- Sizable and comprehensive patent portfolio

### INTELLIGENT UNIQUE RF CIRCUIT DESIGN

- Baseband I/Q data in, amplified RF carrier out
- Performs dynamic amplifier class transitioning
- Instantaneously optimizes performance based on waveform trajectory

### PERFORMANCE PROGRAMMABILITY

- Integrated calibration ensures highest performance, repeatability, and yield
- Minimal external parts
- Simplifies phone design and manufacturing

## THE DEVICES


Baseband Processor
ParkerVision RF

### REPLACES TRADITIONAL RF TRANSMITTER / PA

- Ultra-low power usage & heat dissipation
- Cellular band available: Now
- Cellular/PCS bands available: est. H2 2012

# Q: ParkerVision's Unique RF Receiver technology

ParkerVision

# PARKERVISION RF RECEIVER TECHNOLOGY

- In the mid-90's ParkerVision determined that the traditional circuits used in RF receivers were preventing the company from advancing the size and cost goals of the auto-tracking cameras it designed & manufactured
- ParkerVision R&D focused on innovating a better approach to building RF receivers
- Broadly used at the time for RF communications were SuperHeterodyne receivers – a basic circuit architecture that had been used for 80 years - at the time, SuperHeterodyne receivers were the mainstay for many quality products from mobile phones to wireless networking products and ParkerVision's CameraMan[1]


RF

A user wears a ParkerVision wireless transmitter
- sending information to an auto-tracking camera unit -
automatically following the user for applications
in teleconferencing, distance education, broadcast studios, etc.

ParkerVision CameraMan[1] auto-tracking camera system incorporated high-quality SuperHeterodyne RF receivers as part of a camera system that would follow users without the need for a camera operator


RF

[1] CameraMan® now owned by Thomson, Inc.

1990's ParkerVision CameraMan[1]
Used in Distance Education, Teleconferencing, Broadcast TV, etc.

# A Fundamental Breakthrough in RF Downconversion

## ParkerVision Invents RF Energy Sampling

- ParkerVision's R&D team determined that a fundamental limitation to advancing RF receivers were the analog RF downconverters used in the receivers
- A downconverter translates the received RF carrier signal to either: (i) a lower frequency – referred to as an IF or intermediate frequency or (ii) to a baseband signal - which is what is carried on the RF carrier signal
- The downconverters being used were analog devices known as RF mixers or RF heterodyne mixers
- One of ParkerVision's innovations was to replace the analog mixer – which uses a continuous process, with the invention of the RF energy sampler – which uses a discrete time sampling (digital) process


Analog Mixer
(continuous process)
RF Energy Sampler
(discrete samples)
Energy Sampling Example
Significant Energy Transfer
Time
Time
Practical Design Constraints
(Low Insertion Loss, Low Noise Figure)

This is for high level illustrative purposes only – detailed information can be obtained in ParkerVision's patents

# RF ENERGY SAMPLING - A FUNDAMENTAL BREAKTHROUGH

- For the first time RF Energy Sampling converged sampling (digital) with increased performance (linearity & dynamic range) over the analog mixers it replaces - while using lower voltages and less power
- This made using discrete time sampling (digital) practical to replace 80+ year old mixer technology – paving the way for:
    1) Direct conversion receivers with performance exceeding SuperHeterodyne receivers…
    2) integrated in CMOS semiconductors operating on low voltages…
    3) on the same semiconductor die as digital baseband circuits…
    4) and multimode receivers capable of processing challenging wireless standards

**SuperHeterodyne RF Receiver**

**Requires multiple analog downconverters for performance**



RF "downconverted" to first intermediate frequency (IF)
RF "downconverted" to second IF or final signal
Radio Frequency (RF) modulated carrier received at the device antenna
RF Amp & Filter
Mixer
1st IF Amp & Filter
Mixer
2nd IF Amp & Filter
Analog baseband signal (voice, data, etc.)

**Direct Conversion RF Receiver**

**Only requires a single down conversion RF Energy Sampler for performance**



RF "downconverted" directly to analog baseband signal
Radio Frequency (RF) modulated carrier received at the device antenna
RF Amp & Filter
Mixer
Amp & Filter
Analog baseband signal (voice, data, etc.)

This is for high level illustrative purposes only – detailed information can be obtained in ParkerVision's patents

ParkerVision

# BASIC PROPERTIES OF RF ENERGY SAMPLING


RF Energy Sampling
Discrete Time Energy Samples
Low Operating Voltage
Inherent Noise Reduction
Large Dynamic Range
No Power Splitter

ParkerVision

# IMPORTANCE OF THESE PROPERTIES IN BUILDING RF DOWNCONVERTERS

**RF Energy Sampling**

- **Discrete Time Energy Samples**
  - Optimized direct conversion downconverter
  - Integration in CMOS or other Semiconductors
- **Low Operating Voltage**
  - Maintains Performance at low voltages
  - Reduces overall power consumption
  - Required by small geometry semiconductors
- **Inherent Noise Reduction**
  - Increases receiver sensitivity
  - Reduces off-chip and on-chip noise
  - Enables Integration w/other functions – micro's, DSP's, baseband processors, etc.
- **Large Dynamic Range**
  - Required for 3G/4G/5G devices
  - Enables simultaneous multi-mode operation
    - Wi-Fi, LTE, GPS, Bluetooth, Voice Call
- **No Power Splitter**
  - Increases Receiver Performance
    - Increases dynamic range and sensitivity
    - Lowers power consumption
  - Reduces Receiver Size and Cost
    - Smaller semiconductor die area
    - Smaller circuit board area

# WHAT RF ENERGY SAMPLING TECHNOLOGY ENABLES:

## Fundamental RF Energy Sampling Technology

Replaces 80+ year old analog mixer technology

Enables ***High Performance*** *Direct Conversion RF Downconverters*



**Single-step from the RF Carrier to Information Baseband Signal**



ENABLES

## High Performance Direct Conversion RF Downconverters

Replaces analog mixers which require voltages too high for the chips in mobile products

Implemented as RF Passive Mixers *(Charge Commutating Mixers, Charge Domain Mixers, Direct Sampling Mixers, etc.)*

Enables **High Performance** *Direct Conversion RF Receivers* w/ performance necessary for mobile devices (3G, 4G, Wi-Fi, etc. in low voltage small geometry semiconductors)

ENABLES

## High Performance RF Direct Conversion Receivers

Replaces expensive & large SuperHeterodyne Receivers

Implemented as **stand-alone** RF **or complete** RF + Baseband Processor

Enables Wireless "System-on-Chip" *Single Chip Wireless Systems* for mobile devices (3G, 4G, Wi-Fi, etc. in low voltage small geometry semiconductors)

ENABLES

## Single Chip Wireless Systems

Replaces multiple components with a single component - high performance, competitive cost, easy to apply

Implemented as complete Wireless Single Chip System


Single-Chip
RF

Enables wireless devices such as Smartphones, Tablets, Laptops, etc.

# THE PARKERVISION PATENT PORTFOLIO

## WORLD CLASS PORTFOLIO OF TECHNOLOGIES THAT DRAMATICALLY CHANGES THE WORLD OF COMMUNICATIONS

ParkerVision

# COMPREHENSIVE, PIONEERING PATENT PORTFOLIO

## PATENT PROTECTED

- **Patent portfolio of 190 issued U.S. & foreign patents covering wireless technology – prosecuted by top patent law firm Sterne Kessler Goldstein & Fox of Washington DC (prosecuting patents for Apple, Google, Broadcom, and others)**



Sterne Kessler Goldstein Fox
MIND + MUSCLE
what's your IP challenge?
America Invents Act
Litigation & Appeals
Patent Prosecution
Reexamination
Trademark
Design Patents
HIGHLIGHTS
iam

www.skgf.com

- **ParkerVision believes its IP is proving critical in high-volume wireless semiconductor applications - incorporated in ICs used in today's largest mobile device markets - (cell phones, tablets, etc.)**



ParkerVision

## THIRD PARTY RECOGNITION – PATENT PORTFOLIO VALUE & IMPORTANCE

### PARKERVISION CONTINUES TO BE RANKED HIGHLY BY *THE PATENT BOARD'S* TELECOM SCORECARD

PATENT PORTFOLIO OF 190 ISSUED US & FOREIGN PATENTS

January 20, 2012

**ParkerVision's Telecom Patent Portfolio Honored Among Patent Board's Top 30**

**Wireless technology firm leads telecom sector in three of six categories**

JACKSONVILLE, Fla., Jan. 20, 2012 /PRNewswire/ -- ParkerVision, Inc. (Nasdaq: PRKR), a developer and marketer of semiconductor technology solutions for wireless applications, again is ranked among The Patent Board's top 30 strongest patent portfolios in the wireless and telecom industry, including leading the telecom sector with first place rankings in three of six scoring criteria.

The ranking is based on The Patent Board's most recent 2011 comprehensive review of intellectual property holdings and reflects data collected over a 12-month cycle. A leading provider of independent research for patent analysis and intellectual property investment, The Patent Board has recognized ParkerVision's IP strength in every edition of its "Patent Scorecard" since 2007.

Published in *The Wall Street Journal,* the scorecard is an indicator of the quality and quantity of a company's patent portfolio. ParkerVision's portfolio led the scorecard with the highest individual scores in three of six categories — Industry Impact, Research Intensity and Science Strength. No other company on the list posted the top score in more than one category. Industry Impact measures a portfolio's impact on the broader industry. Research Intensity quantifies a portfolio's references and citations in respected trade journals and scholarly work when compared to the industry average. Finally, Science Strength is based on a five-year snapshot of the cumulative number of scholarly and trade journal references to a particular patent portfolio.

# THIRD PARTY PATENT RECOGNITION

## PARKERVISION CONTINUES TO BE RANKED HIGHLY BY *THE PATENT BOARD'S* TELECOM SCORECARD



The Patent Board™

Wednesday, February 22, 2012

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## Third Party Patent Recognition

### *THE PATENT BOARD'S* TELECOM SCORECARD IS PUBLISHED QUARTERLY

**Published in the on-line Wall Street Journal - considers six measurement metrics**

| | |
|---|---|
| QUALITY | Technology Strength™: indicates an overall strength of the company's patent portfolio holdings with a combined measure of quality and quantity.<br><br>Industry Impact™: indicates the extent to which others are building upon a portfolio of issued US utility patents as compared to a total set of patents. |
| QTY | Patents Granted: a count of patents granted during the period under analysis. |
| SCIENCE | Science Strength™: indicates how much a company uses science in building its patent portfolio with a combined measure of science and quantity.<br><br>Research Intensity™: indicates the extent to which a portfolio includes patents with above average Science Linkage. |
| SPEED | Innovation Cycle Time™: indicates whether a patent or patent portfolio is building off newer or older inventions (art). |

ParkerVision

## THIRD PARTY PATENT RECOGNITION

### TWO #1 RANKINGS AND ONE #2 ON *THE PATENT BOARDS* LATEST QUARTERLY *REPORT*

### ParkerVision's IP Significance Continues to be Recognized by Patent Board's Latest Quarterly Analysis

**Only company ranked in the latest Telecom sector quarterly report with 3 (out of 6) #1 & #2 category rankings**

| # | Company | Science Strength |
|---|---|---|
| 1 | ParkerVision Inc | 13613.8 |
| 2 | Qualcomm Inc | 5218.3 |
| 3 | NTT Corp | 2249 |
| 4 | DIRECTV Group Inc | 1690 |
| 5 | Level 3 Comm Inc | 1660.8 |
| 6 | InterDigital Inc | 1600.3 |
| 7 | AT&T Inc | 1161.8 |
| 8 | Alcatel-Lucent | 1012.8 |
| 9 | BT Group plc | 943.3 |
| 10 | Ericsson | 942.5 |

| # | Company | Research Intensity |
|---|---|---|
| 1 | ParkerVision Inc | 5.27 |
| 2 | Kineto Wireless Inc | 3.47 |
| 3 | BT Group plc | 3.25 |
| 4 | Level 3 Comm Inc | 2.55 |
| 5 | Fortinet Inc | 2.07 |
| 6 | DIRECTV Group Inc | 1.95 |
| 7 | Harris Corp | 1.88 |
| 8 | InterDigital Inc | 1.87 |
| 9 | NTT Corp | 1.69 |
| 10 | Qualcomm Inc | 1.64 |

| # | Company | Industry Impact |
|---|---|---|
| 1 | LightSquared | 11.1 |
| 2 | ParkerVision Inc | 9.16 |
| 3 | Kineto Wireless Inc | 6.54 |
| 4 | Fortinet Inc | 3.4 |
| 5 | Brocade Comm Systems Inc | 2.34 |
| 6 | West Corp | 2.11 |
| 7 | TeleCommunication Systems | 2.11 |
| 8 | ARRIS Group Inc | 1.82 |
| 9 | Juniper Networks Inc | 1.53 |
| 10 | Qualcomm Inc | 1.5 |

# THIRD PARTY PATENT RECOGNITION

## SCIENCE STRENGTH

**ParkerVision's IP Science Strength ranking is 2.6X that of the Industry as measured by the Patent Board's methodology**



16000
14000
12000
10000
8000
6000
4000
2000
0
ParkerVision
PRKR's Science Strength is quantum leaps ahead of the industry
Qualcomm
NTT
AT&T
0
50,000
100,000
150,000
200,000
Market Cap in Millions

| Company | Market Cap (millions) | Science Strength |
|---|---|---|
| ParkerVision Inc | 77 | 13613.8 |
| Qualcomm Inc | 112,880 | 5218.3 |
| NTT Corp | 56,570 | 2249 |
| DIRECTV Group Inc | 33,140 | 1690 |
| Level 3 Communications Inc | 5,330 | 1660.8 |
| InterDigital Inc | 1,540 | 1600.3 |
| AT&T Inc | 179,700 | 1161.8 |
| Alcatel-Lucent | 4,640 | 1012.8 |
| BT Group plc | 26,380 | 943.3 |
| Ericsson | 31,850 | 942.5 |
| Harris Corp | 4,970 | 816.8 |
| Cisco Systems Inc | 107,660 | 808.5 |
| Nokia Group | 16,440 | 578.3 |
| Research In Motion Ltd | 6,880 | 573 |
| Avaya Inc | *Private* | 489.5 |
| Verizon Communications Inc | 105,960 | 457.8 |
| Finisar Corp | 1,650 | 451.3 |
| Panasonic Corp | 18,750 | 389 |
| Fujitsu Ltd | 821,550 | 360 |
| West Corp | *Private* | 302.8 |
| Samsung Group | *Private* | 271.5 |
| LG Electronics Inc | *Private* | 253.8 |
| Kineto Wireless Inc | *Private* | 253.3 |
| Nortel Networks Corp | 8 | 223.3 |

ParkerVision

## THIRD PARTY PATENT RECOGNITION

### RESEARCH INTENSITY

**Research Intensity tracks and indicates the extent to which the patent portfolio includes patents with above average Science Linkage**



ParkerVision
Kineto
DIRECTV
Qualcomm
ParkerVision leads the industry in research citation rates
0
1
2
3
4
5
6
0
20,000
40,000
60,000
80,000
100,000
120,000
Market Cap in Millions

| Company | Market Cap (millions) | Research Intensity |
|---|---|---|
| ParkerVision Inc | 77 | 5.27 |
| Kineto Wireless Inc | *Private* | 3.47 |
| BT Group plc | 26,380 | 3.25 |
| Level 3 Communications Inc | 5,330 | 2.55 |
| Fortinet Inc | 4,340 | 2.07 |
| DIRECTV Group Inc | 33,140 | 1.95 |
| Harris Corp | 4,970 | 1.88 |
| InterDigital Inc | 1,540 | 1.87 |
| NTT Corp | 56,570 | 1.69 |
| Qualcomm Inc | 112,880 | 1.64 |
| Brocade Communication Systems Inc | 2,540 | 1.61 |
| LightSquared | *Private* | 1.56 |
| Finisar Corp | 1,650 | 1.24 |
| Sharp Corp | 564,470 | 1.2 |
| Avaya Inc | *Private* | 1.1 |
| West Corp | *Private* | 1.09 |
| Ericsson | 31,850 | 0.96 |
| Ciena Corp | 1,540 | 0.93 |
| GENBAND | *Private* | 0.93 |
| Siemens Enterprise Comm. | *Private* | 0.9 |

PARKERVISION IP

ParkerVision

## INDUSTRY IMPACT

**ParkerVision is Ascendant in the Patent Board's IP Industry Impact measurement**


12
10
8
6
4
2
0
LightSquared
ParkerVision
Kineto
Qualcomm
PRKR's IP prowess clearly distinguishable
0
20,000
40,000
60,000
80,000
100,000
120,000
Market Cap in Millions

| Company | Market Cap (millions) | Industry Impact |
|---|---|---|
| LightSquared | *Private* | 11.1 |
| ParkerVision Inc | 77 | 9.16 |
| Kineto Wireless Inc | *Private* | 6.54 |
| Fortinet Inc | 4,340 | 3.4 |
| Brocade Communication Systems Inc | 2,540 | 2.34 |
| West Corp | *Private* | 2.11 |
| TeleCommunication Systems | 145 | 2.11 |
| ARRIS Group Inc | 1,280 | 1.82 |
| Juniper Networks Inc | 11,220 | 1.53 |
| Qualcomm Inc | 112,880 | 1.5 |
| Level 3 Communications Inc | 5,330 | 1.42 |
| Comcast Corp | 78,170 | 1.36 |
| GENBAND | *Private* | 1.35 |
| Avaya Inc | *Private* | 1.25 |
| Cisco Systems Inc | 107,660 | 1.17 |
| Verizon Communications Inc | 105,960 | 1.15 |
| TE Connectivity Ltd | 14,790 | 1.14 |
| CenturyLink Inc | 23,690 | 1.12 |
| CommScope Inc | *Private* | 1.09 |
| BT Group plc | 26,380 | 1.06 |
| SK Telecom Co Ltd | 8,750 | 1.06 |
| Research In Motion Ltd | 6,880 | 0.96 |
| Motorola Solutions Inc | 14,160 | 0.96 |
| KT Corp | 6,610 | 0.95 |
| Sprint Nextel Corp | 8,350 | 0.94 |

# PARKERVISION'S COMMITMENT TO INTELLECTUAL PROPERTY

ParkerVision

# Importance of Intellectual Property

- ParkerVision has a deep and abiding commitment to, and belief in, the paramount importance of IP for any company to successfully compete in a knowledge-based economy
- IP must be enforced if there is infringement – no point developing, investing in and owning IP if it is not respected and protected
- ParkerVision Industry:
  - Ability of ParkerVision to successfully compete requires demonstrated willingness to defend its property rights – specifically patents
  - Relatively young industry where fundamental technology is pivotal to market success and where new entrants that are treated fairly and equitably can emerge into powerhouses
  - Particularly imperative to enforce rights where there have been previous negotiations and disclosures that may inform and empower competitors, and give a significant time-to-market advantage without past investment



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ParkerVision

# CASE BACKGROUND

## QUALCOMM CASE

- Qualcomm is an industry behemoth having shipped 1.8 billion chips the past 5 years
- ParkerVision contends Qualcomm is infringing its intellectual property
- ParkerVision filed a federal complaint against Qualcomm on July 20, 2011, alleging infringement of a number of its RF receiver patents
- The relationship between ParkerVision and Qualcomm extends back to 1999
- ParkerVision seeks to recover damages and a permanent injunction prohibiting future infringement



Case 3:11-cv-00719-RBD-TEM Document 84 Filed 02/13/12 Page 1 of 19 PageID 991

UNITED STATES DISTRICT COURT
MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION

PARKERVISION, INC.,

Plaintiff,

v.

QUALCOMM INCORPORATED,

Defendant.

Case No. 3:11-cv-719-J-37TEM

QUALCOMM INCORPORATED,

Counterclaim Plaintiff,

v.

PARKERVISION, INC., and STERNE, KESSLER, GOLDSTEIN & FOX PLLC,

Counterclaim Defendants.

CASE MANAGEMENT AND SCHEDULING ORDER

Having considered the case management report prepared by the parties (Doc. No. 69), the Court enters this case management and scheduling order. *See* Fed. R. Civ. P. 26 (f) and Local Rule 3.05 (c).

The parties raise two issues in their case management report. (Doc. No. 69.) As for the first issue, the Court declines to decide whether to bifurcate the trial. It is too early in this litigation for the Court to decide this issue.

On the second issue, the Court concludes the Rules of Practice for Patent Cases before the Eastern District of Texas provide a reasoned and reasonable approach to follow with regard to the disclosure and amendment of the parties' infringement and invalidity contentions. Therefore, each parties' contentions shall be deemed to be that party's final

# EXPERTISE FROM INDUSTRY LEADER

## MCKOOL SMITH

- Retained McKool Smith as lead counsel in patent infringement case against Qualcomm in the Middle District of Florida
- McKool Smith recognized by *The National Law Journal* and *VerdictSearch* as winning more Top 100 Verdicts than any other U.S. law firm during the past three years
- McKool Smith won the largest patent verdict ever upheld on appeal in the U.S.
- McKool Smith's willingness to be engaged followed an extensive review of the asserted patents



ParkerVision
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ParkerVision Retains McKool Smith as Lead Counsel in Patent Infringement Case Against Qualcomm
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Jacksonville, Florida, November 10, 2011 – ParkerVision, Inc. (NASDAQ: PRKR) announced today that it has retained McKool Smith, a leading US patent litigation firm, to represent the Company in its patent infringement case against Qualcomm Incorporated (NASDAQ: QCOM).
"We are extremely pleased with our selection of McKool Smith to lead our litigation team in our patent infringement suit against Qualcomm," stated Jeffrey L. Parker, Chairman and Chief Executive Officer of ParkerVision, Inc. "In addition to being skilled trial attorneys, the group has the legal and technical expertise to help judges and juries navigate through complex technological and legal issues," Mr. Parker said.
The Company's legal team at McKool Smith is led by principal Doug Cawley, recently named Intellectual
About McKool Smith
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"The firm you hope won't appear as opposing counsel! They have great trial lawyers with real courtroom experience."
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# CASE SCHEDULE

| DEADLINE OR EVENT | DATE |
|---|---|
| Motions to Add Parties or to Amend Pleadings | The date of this Order |
| Mandatory Initial Disclosures (pursuant to Fed. R. Civ. P. 26(a)(1)) | Immediately, if not completed |
| Plaintiff's Deadline for Serving Infringement Contentions | March 2, 2012 |
| Defendant's Deadline for Serving Invalidity Contentions | April 16, 2012 |
| Parties' Deadline for the Exchange of Claim Terms, Proposed Constructions, and Intrinsic Evidence Supporting such Proposed Constructions | April 26, 2012 |
| Parties' Deadline for Filing a Joint Claim Construction Statement | May 29, 2012 |
| Parties' Deadline for Filing Opening Claim Construction Briefs, Which may Include Supporting Expert Declarations | July 13, 2012 |
| Parties' Deadline for Filing Rebuttal Claim Construction Briefs, Which may Include Supporting Expert Declarations | July 27, 2012 |
| Parties' Deadline for Filing a Joint Claim Construction Pre-Hearing Statement | August 3, 2012 |
| Claim Construction Hearing | August 10, 2012 |
| Plaintiff's Deadline for Serving Amended Infringement Contentions | October 5, 2012 |
| Parties' Deadline for Meeting in Person to Prepare Joint Final Pretrial Statement | June 10, 2013 |
| Parties' Deadline for Filing a Joint Final Pretrial Statement, Which Shall Include: a Single Set of Jointly Proposed Jury Instructions and Verdict Form (also sent to Chamber's email in Microsoft Word format), Voir Dire Questions, Witnesses Lists, and Exhibit Lists with Objections (on the Approved Form) | June 19, 2013 |
| Parties' Deadline for Filing All Other Motions, Including Motions *in Limine* (MULTIPLE MOTIONS *IN LIMINE* ARE NOT FAVORED. ALL REQUESTS TO LIMIT EVIDENCE SHALL THEREFORE BE INCLUDED IN A SINGLE MOTION NOT TO EXCEED 25 PAGES WITHOUT LEAVE OF COURT. RESPONSES ARE LIMITED TO 20 PAGES WITHOUT LEAVE OF COURT.) | June 26, 2013 |
| Final Pretrial Conference | July 17, 2013 |
| Trial Term Begins | August 5, 2013 |
| Estimated Length of Trial | 10 to 20 days |
| Jury/Non-Jury | Jury |

## MARKMAN SCHEDULED FOR AUGUST 10, 2012

- Markman hearings are considered key events in patent lawsuits
- The Judge will issue rulings regarding the language and interpretations of the ParkerVision patents at issue in this case
- The Markman ruling will define the property rights for the technologies that ParkerVision has invented and has the right to exclusively practice
- Markman hearing decisions will drive and inform many of the aspects of the litigation

**Schedule shown is excerpted from the complete case schedule publicly available on ParkerVision's website.**

ParkerVision

# ParkerVision Business Information

ParkerVision

## ORGANIZATION

### EXECUTIVE DIRECTORS

- Jeffrey Parker (Chairman)
- David Sorrells

### INDEPENDENT DIRECTORS

- Papken der Torossian
  - Retired; former CEO of Silicon Valley Group and ECS Microsystems; former President at Plantronics
- Bill Hightower
  - Retired; former President, COO & Director of Silicon Valley Group; former President and CEO of Telematics International
- John Metcalf
  - Retired; former CFO of numerous semiconductor companies; former CFO Partner with Tatum
- Robert Sterne
  - Founding partner of Sterne, Kessler, Goldstein & Fox; specializing in Intellectual Property law, co-chair of Sedona Patent Litigation Conference
- Nam Suh
  - President of KAIST University in Korea; former MIT faculty member, 60 US and numerous foreign patents

### EXECUTIVE OFFICERS

- Jeffrey Parker (CEO)
  - Founder; Former EVP of Carrier/Parker Electronics JV (mixed signal HVAC controls ASIC's) - later acquired by United Technologies. Holds 27 patents
- David Sorrells (CTO)
  - 15+ years leading ParkerVision R&D team. Led the development of advanced mixed signal ASIC's at Carrier/Parker Electronics. Holds 135 patents
- Cindy Poehlman (CFO)
  - 20+ years experience in financial/accounting management positions including 6 years big-five public accounting. Head of ParkerVision finance & accounting since 1994
- John Stuckey (EVP)
  - 20 years experience in key management positions in marketing, product management, business development and M&A for global technology firms such as Thomson

## BALANCE SHEET AND OPERATING STATEMENT

### Balance Sheet Highlights
**In 000's**

| | 12/31/2011 | 12/31/2010 |
|---|---|---|
| Cash and available for sale securities | $5,240 | $6,530 |
| Prepaid and other current assets | 662 | 554 |
| Property and equipment, net | 351 | 537 |
| Intangible assets, net | 9,004 | 9,408 |
| Other assets | 585 | 567 |
| Total assets | $15,842 | $17,596 |
| Current liabilities | $1,363 | $949 |
| Long term liabilities | 138 | 55 |
| Shareholders' equity | 14,341 | 16,592 |
| Total liabilities and shareholders' equity | $15,842 | $17,596 |

### Summary of Operations
**In 000's except per share amounts**

| | Year Ended December 31, 2011 | Year Ended December 31, 2010 |
|---|---|---|
| Service Revenue | $ - | $ 64 |
| Cost of Sales | - | 47 |
| Gross Margin | - | 17 |
| Research & Development | 8,423 | 8,883 |
| Sales & Marketing | 1,450 | 1,647 |
| General & Administrative | 4,802 | 4,616 |
| Total Operating Expense | 14,675 | 15,146 |
| Interest and Other | 102 | 101 |
| Net Loss | $ (14,573) | $ (15,028) |
| Net Loss per common share | $ (0.24) | $ (0.35) |
| Wtd Avg Shares O/S | 60,039 | 42,960 |

- **67.6MM common shares outstanding at 3/30/12 (8.1MM shares sold in equity offering on 4/18/2012 for net proceeds of approx. $8.4MM)**
- **11.1 MM options and warrants outstanding at 12/31/11 with weighted average share price of ~$5.03**
- **No long term debt**
- **As of 12/31/11, cumulative net operating loss carry forward of $219MM and R&D tax credit carry-forwards of $7.3MM**
- **Average cash used for operations (based on 2011 actual results) is < $1MM per month.**

## ADDITIONAL BACKGROUND ON THE RF RECEIVERS USED IN MOBILE PHONES BEFORE DIRECT CONVERSION RECEIVERS WERE WIDELY DEPLOYED

ParkerVision

## OBSOLESCENCE OF SUPERHETERODYNE RECEIVERS

**First mobile handsets incorporated SuperHeterodyne receivers and were only voice communication. A big advance over the wired phone but they had drawbacks – particularly in terms of complexity, translating to cost, size and poor battery life.**

- In 1983, the original Motorola DynaTac handset
  - weighed 2.2 lbs
  - had 35 minutes of talk time
  - listed for around $4,000
  - Used a SuperHeterodyne receiver
- In contrast, today's iPhone 4s
  - weighs 4.9 ounces
  - 4 hours of 3G talk time
  - costs about $800, retail
  - Uses Qualcomm chipset with direct conversion receiver - believed to incorporate ParkerVision receiver technology

The 1983 Motorola DynaTac 8000X, 1st commercial mobile phone



2011 iPhone 4s



## WHY DIRECT CONVERSION RECEIVERS HAVE REPLACED SUPERHETERODYNE IN VOLUME MOBILE PRODUCTS

**Superheterodyne receivers are complex and use two or more stages of "downconversion" to convert the received RF carrier to the data signal represented by the modulation of the carrier.**


RF "downconverted" to first intermediate frequency (IF)
RF "downconverted" to second IF or final signal
Radio Frequency (RF) modulated carrier received at the device antenna
RF Amp & Filter
Mixer
1st IF Amp & Filter
Mixer
2nd IF Amp & Filter
Oscillator
Oscillator
Analog baseband signal (voice, data, etc.)

Basic Superheterodyne Receiver Diagram

**This architecture requires the use of two or more "mixers" and two or more local oscillators**

## DIRECT CONVERSION vs. SUPERHETERODYNE

**SuperHeterodyne receivers provide excellent receiver performance – but require complexity and many supporting components, increasing the cost and the necessary power consumption of the device.**

**Direct conversion, an alternative to SuperHeterodyne receivers, had also been available for as long as SuperHeterodyne.**


RF "downconverted" directly to analog baseband signal
Second downconversion no longer necessary
Radio Frequency (RF) modulated carrier received at the device antenna
RF Amp & Filter
Mixer
Amp & Filter
Mixer
2nd IF Amp & Filter
Oscillator
Oscillator
Analog baseband signal (voice, data, etc.)

**Basic Direct Conversion Receiver Diagram**

**Direct conversion receivers (sometimes also referred to as ZeroIF receivers) convert the received RF carrier signal to a baseband data signal in a single step – reducing complexity and eliminating one or more mixers.**

## DIRECT CONVERSION CHALLENGES

**While greatly simplifying the RF receiver, direct conversion came with performance compromises that, until the early 2000's, delayed its widespread adoption for quality mobile products.**

**Examples of historical direct conversion challenges widely recognized in the last century include:**

- **Reduced sensitivity and high bit error rates – dropped connections, low data rates**
- **Increased power consumption to achieve desired linearity performance – shorter battery life**
- **Reduced adjacent channel rejection and dynamic range – increased dropped connections**

**Many of the direct conversion challenges stem from fundamental limitations of the RF analog mixers used for the RF downconverter**


RF "downconverted" directly to analog baseband signal
RF Amp & Filter
Mixer
Amp & Filter
Oscillator
Radio Frequency (RF) modulated carrier received at the device antenna
Analog baseband signal (voice, data, etc.)

**Basic Direct Conversion Receiver Diagram**